SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): June 21, 2005

                       Kronos Advanced Technologies, Inc.
               (Exact Name of Registrant as Specified in Charter)

           Nevada                      000-30191                87-0440410
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)

        464 Common Street, Suite 301, Belmont, Massachusetts            02478
              (Address of principal executive offices)                (Zip code)

                          (617) 993-9965
         Registrant's telephone number, including area code


                                 Not Applicable
          (Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))






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ITEM 8.01.  OTHER EVENTS

         Attached herewith is a letter from the President and Chief Executive Officer of Kronos Advanced Technologies, Inc. to the Shareholders dated June 21, 2005 regarding current developments.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

         (a) Not applicable.

         (b) Not applicable.

         (c) Exhibit No. Description:


Exhibit       Description                                      Location

Exhibit 99.1  President and Chief Executive Officer Letter     Provided herewith
              to the Shareholders of Kronos Advanced
              Technologies, Inc. dated June 21, 2005.




                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    June 21, 2005                      KRONOS ADVANCED TECHNOLOGIES, INC.


                                            By:      /s/ Daniel R. Dwight
                                                     ---------------------------
                                            Name:    Daniel R. Dwight
                                            Title:   President, Chief Executive
                                                     Officer and Director



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